NONVESTED SHARES	12 Months Ended
Dec. 31, 2013
NONVESTED SHARES
NONVESTED SHARES

14.                               NONVESTED SHARES

Nonvested shares granted to founding shareholders under the restricted share agreement

In October 2008, the Company’s three of the five founding shareholders who were also employees, entered into an arrangement with the investors in conjunction with the issuance of Series A preferred shares, whereby all of their 24,633,333 ordinary shares became subject to transfer restrictions. In addition, such nonvested shares were subject to repurchase by the Company upon termination of employment. The repurchase price was the par value of the ordinary shares. The founding shareholders retained the voting rights of such nonvested shares, and any additional securities or cash received as the result of ownership of such shares. This arrangement was accounted for as a reverse stock split followed by the grant of a restricted stock award under a performance-based plan. Accordingly, the Group measured the fair value of the nonvested shares and was recognizing the amount as compensation expense over the four year deemed service period.

The founding shareholders’ nonvested shares vested as follows: (i) twenty percent on the date of October 23, 2008 (the Vesting Starting Date); (ii) twenty percent on the first anniversary of the Vesting Starting Date; (iii) after the first anniversary of the Vesting Starting Date, 1/36 of the remaining shares every thirty days thereafter. Vesting would be accelerated upon a qualified IPO or change of control of the Company.

Before the founding shareholders’ nonvested shares were vested and released from the repurchase rights, the holders of the nonvested shares were entitle to all rights and privileges of those of ordinary shareholders, and were entitled to voting rights and dividends. Therefore, these nonvested shares were considered participating securities for the purpose of net loss per share calculation. In March 2012, the founding shareholders’ nonvested shares had been fully vested and released from the repurchase rights.

Nonvested shares granted to employees under the 2008 Plan

In 2011, the Company granted 1,820,010 nonvested shares to certain employees. These nonvested shares vest over a four year period from the date of the grant.

In 2013, the Company granted 711,571 nonvested shares to certain officers and employees. These nonvested shares vest over a period ranged from two to four years.

Nonvested shares granted to employees under the 2008 Plan - continued

The following table summarizes information regarding the nonvested shares granted and vested:

		Weighted average
		grant date
	Number of Shares	fair value

Outstanding at January 1, 2013	1,054,778	$4.46
Granted	711,571	$4.75
Forfeited	(3,750)	$4.75
Vested	(767,397)	$4.50
Outstanding at December 31, 2013	995,202	$4.52

The total fair value of shares vested during the years ended December 31, 2011, 2012 and 2013, was 21,342, 19,318, and 3,453 respectively.

For the years ended December 31, 2011, 2012 and 2013, the Group recorded share-based compensation expenses of $1,902, $2,479 and $4,038 related to the nonvested shares, respectively. As of December 31, 2013, there was $3,027 of unrecognized compensation costs related to nonvested shares, which are expected to be recognized over a weighted-average period of 1.70 years.

Total share-based compensation expenses for the years ended December 31, 2011, 2012 and 2013 were as follows:

	Year ended December 31,
	2011	2012	2013

Fulfillment	$13	$10	$9
Selling and marketing	90	117	134
General and administrative	1,990	2,568	4,175
Total	$2,093	$2,695	$4,318